July 06, 2026

U.S. Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

RE:	Keynote Series Account (the “Registrant”)

 (1933 Act File No.: 033-19836) (1940 Act File No.: 811-05457)

Ladies and Gentlemen:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), the Registrant, a unit investment trust registered under the Act, recently mailed (or will mail) to its contract owners the semi-annual reports for the period ended April 30, 2026 for the Transamerica Funds (SEC File No. 811-04556). This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act. Pursuant to Rule 30e-1 under the Act, the Transamerica Funds’ semi-annual reports were filed, or will be filed, with the Commission via EDGAR:

To the extent necessary, these filings are incorporated by reference.

Very truly yours,

/s/ Mark Buchinsky
Mark Buchinsky
Vice President and Assistant Secretary
Transamerica Retirement Solutions, LLC as
Administrator to the Registar